Schwab Funds®	Summary Prospectus April 30, 2010

Schwab New York AMT Tax-Free Money Fundtm

Sweep Shares: SWNXX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.schwabfunds.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.

The fund’s prospectus and SAI, both dated April 30, 2010, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.

Investment objective
The fund’s goal is to seek the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and New York State and local income tax.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold Sweep Shares of the fund.

Shareholder fees (fees paid directly from your investment)

None

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)
Management fees	0.33
Distribution (12b-1) fees	None
Other expenses*	0.36

Total annual fund operating expenses	0.69
Less expense reduction**	(0.04)

Total annual fund operating expenses after expense reduction**	0.65

*	Restated to reflect current fees and expenses.

**	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Sweep Shares to 0.65% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. “Non-routine expenses” that are not subject to the foregoing contractual operating expense limitation include, but are not limited to, any reimbursement payments made by the Sweep Shares to the investment adviser and/or its affiliates of fund fees and expenses that were previously waived or reimbursed by the investment adviser and/or its affiliates in order to maintain a positive net yield for the Sweep Shares.

 Example

This example is intended to help you compare the cost of investing in the fund’s Sweep Shares with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Sweep Shares’ operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$66	$208	$362	$810

Principal investment strategies
To pursue its goal, the fund invests in money market securities from New York issuers and from municipal agencies, U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as a toll highway or a public water system. These securities also may include municipal notes as well as municipal leases, which municipalities may use to finance construction or to acquire equipment. The fund may invest more than 25% of its total assets in municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and New York State income tax, including the federal alternative minimum tax (“AMT”). The fund does not currently intend to invest in any municipal securities whose interest is subject to AMT; however, this would not prevent the fund from investing in such securities as a temporary defensive measure discussed below.

The fund may purchase certain variable rate demand securities issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of New York tax-exempt municipal bonds. It is anticipated that the interest on the variable rate demand securities will be exempt from federal and New York State income tax, including the AMT. These securities are considered “municipal money market securities” for purposes of the fund’s 80% investment policy stated above.

Many of the fund’s securities will be subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have

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been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.

During unusual market conditions, the fund may invest in taxable money market securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

•	Investment Risk. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

•	Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the Sweep Shares make any reimbursement payments to the investment adviser and/or its affiliates, the Sweep Shares’s yield would be lower.

•	Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

•	Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

•	State Risk. The fund invests primarily in securities issued by the State of New York and its municipalities. Any reduction in the credit ratings of obligations of these issuers could adversely affect the market values and marketability of such securities, and, consequently, the value of the fund’s portfolio. Further, the fund’s share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain New York constitutional amendments, legislative measures, executive orders and administrative regulations could result in adverse consequences, affecting the state of New York and/or its municipalities. National governmental actions, such as elimination of tax-exempt status, also could affect performance.

•	Investment Concentration Risk. To the extent that the fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

•	Taxable Determinations Risk. Some of the fund’s income could be taxable. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

•	Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

•	Money Market Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

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Performance
The bar chart below shows how the fund’s Sweep Shares investment results have varied from year to year, and the following table shows the fund’s Sweep Shares average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current performance information, please seewww.schwabfunds.com/prospectus or call toll-free 1-800-435-4000 for a current seven-day yield.

 Annual total returns (%) as of 12/31

Best quarter: 0.90% Q4 2000     Worst quarter: 0.00% Q3 2009

 Average annual total returns (%) as of 12/31/09

	1 year	5 years	10 years

Sweep Shares	0.13	1.87	1.66

Investment adviser
Charles Schwab Investment Management, Inc.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open except when the following federal holidays are observed: Columbus Day and Veterans Day.

The Sweep Shares are designed for use in conjunction with certain accounts held at Charles Schwab & Co., Inc. (Schwab) and are subject to the eligibility terms and conditions of your Schwab account agreement, as amended from time to time. If you designate the fund as the sweep fund on your Schwab account, your uninvested cash balances will be invested in the fund according to the terms and conditions of your account agreement. Similarly, when you use your account to purchase other investments or make payments, shares of the fund will be sold to cover these transactions according to the terms and conditions of your account agreement. You may make purchase, exchange and redemption requests in accordance with your account agreement.

Tax information
Distributions received from the fund are typically intended to be exempt from federal and New York State and local personal income tax, including the AMT. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal and New York State and local income tax. Further, any of the fund’s defensive investments in taxable securities and securities whose interest is subject to the AMT also could generate taxable income.

Payments to financial intermediaries
The fund pays Schwab for shareholder and sweep administration services. These payments may create a conflict of interest by influencing Schwab and your salesperson to recommend the fund over another investment. Ask your salesperson or visit Schwab’s website for more information.

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Schwab Funds®

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Schwab New York AMT Tax-Free Money Fundtm; Sweep Shares SWNXX

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